Exhibit 10.4

GUARANTY

THIS GUARANTY (this “Guaranty”) is made as of April 6, 2017 by ADCARE HEALTH SYSTEMS, INC., a Georgia Corporation, its successors and assigns (“Guarantor”) to and for the benefit of CONGRESSIONAL BANK, a Maryland chartered commercial bank (“Lender”).

WHEREAS, OS Tybee LLC, SB Tybee LLC and JV Jeffersonville LLC, each a Georgia limited liability company, (each a “Borrower” and collectively, the “Borrowers”) and Lender have entered into that certain Revolving Credit and Security Agreement dated as of the date hereof (as amended, supplemented or modified from time to time, the “Loan Agreement”), pursuant to which Borrowers have agreed to borrow from Lender, and Lender has agreed to make a loan to Borrowers, pursuant to a revolving credit facility (the “Loan”), all in accordance with and subject to the terms and conditions set forth in the Loan Agreement, and the other Loan Documents (as defined in the Loan Agreement);

WHEREAS, as a condition precedent to the obligation of Lender to execute and deliver and perform under the Loan Agreement and the other Loan Documents and to make the Loan pursuant to the Loan Agreement, Guarantor is required, and has agreed, to execute and deliver this Guaranty;

WHEREAS, Lender is willing to execute, deliver and perform under the Loan Agreement and the other Loan Documents and to make the Loan only upon the condition that Guarantor executes and delivers to Lender this Guaranty and agrees to perform and to comply with his or her obligations under this Guaranty;

WHEREAS, the Guarantor is a direct or indirect owner of Borrowers and/or an affiliate of
Borrowers, and as such each will receive a direct benefit from the making of the Loan to Borrowers.

NOW, THEREFORE, in consideration of the foregoing and of the covenants and agreements hereinafter set forth, the receipt and sufficiency of which are hereby acknowledged, and as an inducement for Lender to enter into the Loan Agreement and the other Loan Documents, Guarantor, intending to be legally bound hereby, agrees as follows:

1. All capitalized terms in this Guaranty and not defined herein shall have the defined meanings provided in the Loan Agreement. Whenever the context so requires, each reference to gender includes the masculine and feminine, the singular number includes the plural and vice versa. The words “hereof” “herein” and “hereunder” and words of similar import when used in this Guaranty shall refer to this Guaranty as a whole and not to any particular provision of this Guaranty, and references to section, article, annex, schedule, exhibit and like references are references to this Guaranty unless otherwise specified. A Default or Event of Default shall “continue” or be “continuing” until such Default or Event of Default has been cured or waived by Lender. References in this Guaranty to any Person shall include such Person and its successors and permitted assigns.

2. Guarantor unconditionally and absolutely guarantees, as surety, (i) the due and punctual payment and performance when due of the Obligations and any and all other monies and amounts due or which may become due on or with respect to the foregoing, and the due and punctual performance and observance by Borrowers of all of the other terms, covenants, agreements and conditions of the Loan Documents, in any case whether according to the present terms thereof, at any earlier or accelerated date or dates as permitted under the Loan Documents or pursuant to any extension of time or to any change in the terms, covenants, agreements and conditions thereof now or at any time hereafter made or granted, (ii) all liabilities and obligations of Guarantor hereunder and (iii) all costs, expenses and liabilities

(including, without limitation, reasonable attorneys’ fees and expenses, documentation and diligence fees and legal expenses, and search, audit, recording, professional and filing fees and expenses) that may be incurred or advanced by Lender in any way in connection with the foregoing and/or otherwise required to be paid by Guarantor hereunder (collectively, such items in clauses (i) through (iii) being the “Guaranteed Obligations”). Guarantor acknowledges that this Guaranty shall be deemed a continuing guaranty of the Guaranteed Obligations under the Loan Documents.

3. This Guaranty is a guaranty of payment and not a guaranty of collection. If any Guaranteed Obligation is not satisfied when due, whether by acceleration or otherwise, the Guarantor shall forthwith satisfy such Guaranteed Obligation, upon demand, consistent with the terms hereof, and no such satisfaction shall discharge the obligations of the Guarantor hereunder until all Guaranteed Obligations have been indefeasibly paid in cash and performed and satisfied in full and the Loan Agreement terminated. The liability of Guarantor under this Guaranty shall be joint and several and primary and direct and not conditional or contingent upon the enforceability of any obligation, the solvency of Borrowers or any other Person, any obligation or circumstance which might otherwise constitute a legal or equitable discharge or defense of a surety or guaranty or the pursuit by Lender of any remedies it may have against Borrowers or any other guarantor of the Guaranteed Obligations or any other Person. Without limiting the generality of the foregoing, Lender shall not be required to make any demand on Borrowers or any other guarantor of the Guaranteed Obligations or any other Person or to sell at foreclosure or otherwise pursue or exhaust its remedies against any Collateral of Borrowers or any other guarantor of the Guaranteed Obligations or any other Person before, simultaneously with or after enforcing its rights and remedies hereunder against Guarantor, and any one or more successive and/or concurrent actions may be brought against Guarantor in the same action brought against Borrowers or any other guarantor of the Guaranteed Obligations or any other Person or in separate actions, as often as Lender may deem advisable, in its sole discretion. The obligations of Guarantor hereunder shall not in any way be affected by any action taken or not taken by Lender, or by the partial or complete unenforceability or invalidity of any other guaranty or surety agreement, pledge, assignment, Lien or other security interest or security for any of the Guaranteed Obligations or of the value, genuineness, validity or enforceability of the Collateral or any of the Guaranteed Obligations. The liability of Guarantor hereunder is absolute and unconditional irrespective of the taking or accepting by Lender of any other security or guaranty for, or right of recourse with respect to, any or all of the Guaranteed Obligations.

4. Guarantor hereby represents and warrants to Lender (which representations and warranties shall survive the execution and delivery of this Guaranty and the making of Advances under the Loan Agreement) that:

(A) Guarantor has full legal capacity to execute, deliver and perform this Guaranty and other Loan Documents to which he or she is a party, and to consummate the transactions contemplated hereunder and under the other Loan Documents to which he or she is a party, and Guarantor is under no legal restriction, limitation or disability that would prevent Guarantor from doing any of the foregoing;

(B) This Guaranty and the other Loan Documents to which Guarantor is a party have been duly executed and delivered by Guarantor and constitute the legal, valid and binding obligation of Guarantor, enforceable against Guarantor in accordance with its terms, subject to the effect of any applicable bankruptcy, moratorium, insolvency, reorganization or other similar law affecting the enforceability of creditors’ rights generally and to the effect of general principles of equity which may limit the availability of equitable remedies (whether in a proceeding at law or in equity);

(C) The execution, delivery and performance by Guarantor of this Guaranty and the other Loan Documents to which Guarantor is a party and the consummation of the transactions contemplated hereby and thereby have been duly and validly authorized by all necessary actions on the part of Guarantor (none of which actions have been modified or rescinded and all of which are in full force and effect) and do not and will not (1) conflict with or violate any provision of any applicable law, statute, rule, regulation, ordinance, license or tariff or any judgment, decree or order of any court or other Governmental Authority binding on or applicable to Guarantor or any of Guarantor's properties or assets, (2) conflict with, result in a breach of, constitute a default of or an event of default under, or an event, fact, condition or circumstance which, with notice or passage of time or both, would constitute or result in a conflict, breach, default or event of default under, require any consent not obtained under, or result in or require the acceleration of any indebtedness pursuant to, any indenture, agreement or other instrument to which Guarantor is a party or by which Guarantor or any of Guarantor’s properties or assets are bound or subject; or (3) result in the creation or imposition of any Lien or encumbrance of any nature whatsoever upon any of the properties or assets of Guarantor, except those contemplated hereunder or under the other Loan Documents;

(D) Guarantor is not (1) a party or subject to any judgment, order or decree or any agreement, document or instrument or subject to any restriction, any of which do or would adversely affect or prevent Guarantor’s ability to execute or deliver, perform under, consummate the transactions contemplated by, or observe the covenants and agreements contained in, this Guaranty or the other Loan Documents to which Guarantor is a party, or to pay the Guaranteed Obligations; or (2) in default or breach of the performance, observance or fulfillment of any obligation, covenant or condition contained in any agreement, document or instrument to which Guarantor is a party or by which Guarantor or any of his properties or assets is or are bound or subject, which default or breach, if not remedied within any applicable grace period or cure period, could reasonably be expected to have or result in a Material Adverse Change, nor is there any event, fact, condition or circumstance which, with notice or passage of time, or both, would constitute or result in a conflict, breach, default or event of default under, any of the foregoing which, if not remedied within any applicable grace or cure period, could reasonably be expected to have or result in a Material Adverse Change;

(E) Guarantor is in compliance with all laws, statutes, rules, regulations, ordinances and tariffs of any Governmental Authority with respect or applicable to his/them and/or his/their assets and properties and is not in violation of any order, judgment or decree of any court or other Governmental Authority or arbitration board or tribunal, in each case except where noncompliance or violation could not reasonably be expected to have or result in a Material Adverse Change, and there is no event, fact, condition or circumstance which, with notice or passage of time, or both, would constitute or result in any noncompliance with, or any violation of, any of the foregoing, in each case except where noncompliance or violation could not reasonably be expected to have or result in a Material Adverse Change;

(F) There is no action, suit, proceeding or investigation pending or, to Guarantor’s knowledge, threatened, before or by any court, arbitrator or Governmental Authority (1) against or affecting the Collateral, Guarantor, this Guaranty or the other Loan Documents to which Guarantor is a party or the transactions contemplated hereby or thereby, (2) that questions or could prevent the validity of this Guaranty or the other Loan Documents to which Guarantor is a party or the right or ability of Guarantor to execute or delivery this Guaranty or such other documents or to consummate the transactions contemplated hereby and thereby; (3) that could reasonably be expected to have or result in, either individually or in the aggregate, any Material Adverse Change, or (4) that could reasonably be expected to result in any change in the current equity ownership of Guarantor or otherwise in a Change of
Control, nor is Guarantor aware that there is any basis for the foregoing;

(G) None of the business or properties of Guarantor, any relationship between Guarantor and any other Person, any circumstance in connection with the execution, delivery and performance of and consummation of the transactions contemplated by this Guaranty and other Loan Documents to which Guarantor is a party, requires any consent, approval or authorization of, or filing, registration or qualification which has not been obtained with, any Governmental Authority or any other Person;

(H) Guarantor is not a party to and has not entered into any agreement, document or instrument that conflicts with this Guaranty or that otherwise relates to the Guaranteed Obligations (other than the Loan Documents to which he is a party);

(I) The obligations of Guarantor under this Guaranty are not subordinated in any way to any other obligation of Guarantor or to the rights of any other Person;

(J) No representation or warranty made by Guarantor in this Guaranty or in any other Loan Document contains any untrue statement of material fact or omits to state any fact necessary to make the statements herein or therein not materially misleading, and there is no fact known to Guarantor which Guarantor has not disclosed to Lender in writing which could reasonably be expected to have or result in a Material Adverse Change;

(K) Guarantor hereby confirms, adopts, and makes, as to himself, as if set out in full herein, all of the other representations and warranties not expressly included in this Guaranty that are set forth in the Loan Agreement and that designate any Guarantor (as defined in the Loan Agreement), and shall be deemed to have made all such representations and warranties has to himself in this Guaranty as if set out in full herein; and

(L) The foregoing representations and warranties are made with the knowledge and intention that Lender is relying and will rely thereon, and such representations and warranties shall survive the execution and delivery of this Guaranty.

5. Guarantor hereby waives demand, setoff, counterclaim, presentment, protest, notice of dishonor or non-payment, as well as all defenses with respect to any and all instruments, notice of acceptance hereof, notice of Loans or Advances made, credit extended, collateral received or delivered, or any other action taken by Lender in reliance hereon, and all other demands and notices of any description, except such as are expressly provided for herein, it being the intention hereof that Guarantor shall remain liable as a guarantor consistent with the terms hereof until the full amount of all Guaranteed Obligations consistent with the terms hereof shall have been indefeasibly paid in full in cash and performed and satisfied in full and the Loan Agreement terminated, notwithstanding any act, omission or anything else which might otherwise operate as a legal or equitable discharge of Guarantor. The pleading of any statute of limitations as a defense to any demand against Guarantor hereunder and/or under any other Loan Document is expressly waived by Guarantor.

6. Guarantor acknowledges and agrees that its obligations as Guarantor shall not be impaired, modified, changed, released or limited in any manner whatsoever by any impairment, modification, change, release or limitation of the liability of Borrowers or any other guarantor of the Guaranteed Obligations or any other Person or its or their respective estates in bankruptcy resulting from the operation of any present or future provision of the bankruptcy laws or other similar statute, or from the decision of any court. Guarantor waives any defense based upon Lender’s election, in any proceeding instituted under the Federal Bankruptcy Code, of the application of Section 1111(b)(2) of the Federal Bankruptcy Code or any successor statute or any defense based upon any borrowing or any grant of a security interest under Section 364 of the Federal Bankruptcy Code.

7. Guarantor acknowledges and agrees that Lender shall have the full right and power, in its sole discretion and without any notice to or consent from Guarantor and without affecting or discharging, in whole or in part, the liability of Guarantor hereunder to deal in any manner with the Guaranteed Obligations and any security or guaranties therefor, including, without limitation, to (A) release, extend, renew, accelerate, compromise or substitute and administer the Guaranteed Obligations and other obligations under the Loan Documents in any manner it sees fit, (B) release any or all collateral for the Guaranteed Obligations, (C) release any guarantor of the Guaranteed Obligations, (D) extend the time for payment of the Guaranteed Obligations or any part thereof, (E) change the interest rate on the Guaranteed Obligations or any Note under the Loan Agreement, (F) accelerate the Guaranteed Obligations, (G) reduce or increase the obligations or the outstanding principal amount of the Guaranteed Obligations or any Note under the Loan Agreement, (H) make any change, amendment or modification whatsoever to the terms or conditions of the Loan Documents, (I) extend, in whole or in part, on one or any number of occasions, the time for the payment of any principal or interest or any other amount pursuant to any Note or other Loan Documents or for the performance of any term or condition of the Loan Documents, (J) settle, compromise, release, substitute, impair, enforce or exercise, or fail or refuse to enforce or exercise, any claims, rights, or remedies, of any kind or nature, which Lender may at any time have against Borrowers or any other guarantor of the Guaranteed Obligations or any other Person, or with respect to any security interest of any kind held by Lender at any time, whether under any Loan Document or otherwise, (K) release or substitute any security interest of any kind held by Lender at any time, (L) collect and retain or liquidate any collateral subject to such security interest, (M) make advances for the purpose of performing any term or covenant contained in the Loan Documents with respect to which the Borrowers or any other guarantor of the Guaranteed Obligations is in default, (N) foreclose on any of the Collateral, (N) grant waivers or indulgences, (O) take additional collateral, (P) obtain any additional guarantors, (Q) take a deed in lieu of foreclosure, and/or (R) take or fail to take any other action whatsoever with respect to the Guaranteed Obligations. Guarantor hereby waives and agrees not to assert against Lender any rights which a guarantor or surety could exercise, and expressly waive all rights and defenses that Guarantor may have because the Guaranteed Obligations are secured by real property. Notwithstanding any other provision of this Guaranty or any other Loan Document, Guarantor agrees that Lender has no duties of any nature whatsoever to Guarantor, whether express or implied, by virtue of this Guaranty, or any other Loan Document, operation of law or otherwise.

8. Guarantor agrees that its obligations hereunder are irrevocable and independent of the obligations of Borrowers or any other guarantor of the Guaranteed Obligations or any other Person. Guarantor shall take all necessary and appropriate actions to ensure that this Guaranty is and remains enforceable against Guarantor in accordance with its terms and that Guarantor complies with each of its obligations hereunder. Guarantor shall not (a) cause or permit to be done, or enter into or make or become a party to any agreement (oral or written), arrangement or commitment to do or cause to be done, any of the things prohibited by this Guaranty or any other Loan Document to which he is a party or that would breach this Guaranty, any other Loan Document to which he is a party or any other instrument, agreement, arrangement, commitment or document to which Guarantor is a party or by which his or any of its properties or assets is or may be bound or subject, or (b) enter into or make or become a party to any agreement, document or instrument or arrangement that conflicts with this Guaranty or the other Loan Documents to which he is a party or that would prevent Guarantor from complying with and performing under this Guaranty or the other Loan Documents to which he is a party.

9. Guarantor agrees and acknowledges that the Loan Agreement contains limitations on the Indebtedness which Borrowers may incur, and Guarantor represents and warrants that there is no present indebtedness owing by Borrowers to Guarantor as of the date hereof. Guarantor agrees to so abide by such restrictions, provided that to the extent that there is deemed to be any indebtedness by Borrowers in favor of Guarantor, the following shall apply:

(A) Guarantor subordinates all present and future indebtedness owing by any Borrower to Guarantor to the obligations at any time owing by any to Lender under the Note and the other Loan Documents. Guarantor assigns all such indebtedness to Lender as security for this Loan Agreement, the Note and the other Loan Documents.

(B) Guarantor agrees to make no claim on such indebtedness until all obligations of
Borrowers under the Note and the other Loan Documents have been fully discharged.

(C) Guarantor further agrees not to assign all or any part of such indebtedness without the prior written consent of Lender, which consent may be granted or withheld by Lender in its sole and absolute discretion. If Lenders so requests, (i) all instruments evidencing such indebtedness shall be duly endorsed and delivered to Lender, (ii) all security for such indebtedness shall be duly assigned and delivered to Lender, (iii) such indebtedness shall be enforced, collected and held by Guarantor as trustee for Lender and shall be paid over to Lender on account of the Loan but without reducing or affecting in any manner the liability of Borrowers under the other provisions of this Loan Agreement, and (iv) Guarantor shall execute, file and record such documents and instruments and take such other action as Lender deems necessary or appropriate to perfect, preserve and enforce Lender’s rights in and to such indebtedness and any security therefor. If Guarantor fails to take any such action, Lender, as attorney-in-fact for Guarantor, is hereby authorized to do so in the name of Guarantor. The foregoing power of attorney is coupled with an interest and cannot be revoked.

10. So long as any of the Guaranteed Obligations hereunder shall be owing to Lender, no Guarantor shall, without the prior written consent of Lender, commence or join with any other party in commencing any bankruptcy, reorganization or insolvency proceedings of or against any other Borrowers or any guarantor. In any bankruptcy or other proceeding in which the filing of claims is required by law, Guarantor shall file all claims which Guarantor may have against any Borrower or guarantor relating to any indebtedness of any Borrower or guarantor to such Guarantor and shall assign to Lender all rights of Guarantor thereunder. If any Guarantor does not file any such claim, Lender, as attorney-in-fact for such Guarantor, is hereby authorized to do so in the name of such Guarantor or, in Lender’s discretion, to assign the claim to a nominee and to cause proof of claim to be filed in the name of Lender’s nominee. The foregoing power of attorney is coupled with an interest and cannot be revoked. Lender or its nominee shall have the right, in its reasonable discretion, to accept or reject any plan proposed in such proceeding and to take any other action which a party filing a claim is entitled to do. In all such cases, whether in administration, bankruptcy or otherwise, the person or persons authorized to pay such claim shall pay to Lender the amount payable on such claim and, to the full extent necessary for that purpose, Guarantor hereby assigns to Lender all of such Guarantor’s rights to any such payments or distributions; provided, however, Guarantor’s obligations hereunder shall not be satisfied except to the extent that Lender receives cash by reason of any such payment or distribution. If Lender receives anything hereunder other than cash, the same shall be held as collateral for amounts due under this Loan Agreement. Notwithstanding anything to the contrary herein, the liability of Guarantor hereunder shall be reinstated and revised, and the rights of Lender shall continue, with respect to any amount at any time paid by or on behalf of any Guarantor on account of the Note or the other Loan Documents which Lender shall restore or return by reason of the bankruptcy, insolvency or reorganization of any Guarantor or for any other reasons, all as though such amount had not been paid.

11. Guarantor agrees that he shall have no right of subrogation whatever with respect to the Guaranteed Obligations guaranteed hereby or to any collateral securing such Guaranteed Obligations unless and until such Guaranteed Obligations have been irrevocably and indefeasibly paid in full in cash and performed in full and the Loan Agreement and this Guaranty have been terminated.

12. Guarantor acknowledges and agrees that, as an owner or affiliate of Borrowers, (a) he or she will benefit from the execution, delivery and performance by Lender of the Loan Agreement and the other Loan Documents and the advancement of the Loans to Borrowers, (b) the Loan by Lender constitutes valuable consideration to Guarantor, (c) this Guaranty is intended to be an inducement to Lender to execute, deliver and perform the Loan Agreement and the other Loan Documents and to extend credit and the Loans to Borrowers, whether the Guaranteed Obligations were created or acquired before or after the date of this Guaranty, and (d) Lender is relying upon this Guaranty in making and advancing the Loans to Borrowers.

13. Guarantor agrees that this Guaranty shall inure to the benefit of, and may be enforced by, Lender, all future holders of any Note, or any of the Guaranteed Obligations or any of the Collateral and all Transferees (as defined below), and each of their respective successors and permitted assigns, and shall be binding upon and enforceable against Guarantor and Guarantor’s assigns and successors. Guarantor agrees that it may not assign, delegate or transfer this Guaranty or any of its rights or obligations under this Guaranty without the prior written consent of Lender. Nothing contained in this Guaranty or any other Loan Document shall be construed as a delegation to Lender of Guarantor’s duty of performance, including, without limitation, any duties under any account or contract in which Lender has a security interest or Lien. GUARANTOR ACKNOWLEDGES THAT LENDER AT ANY TIME AND FROM TIME TO TIME MAY SELL, ASSIGN OR GRANT PARTICIPATING INTERESTS IN OR TRANSFER ALL OR ANY PART OF ITS RIGHTS OR OBLIGATIONS UNDER THIS GUARANTY, ANY NOTE, THE GUARANTEED OBLIGATIONS, THE COLLATERAL AND/OR THE LOAN DOCUMENTS TO ONE OR MORE OTHER PERSONS, INCLUDING, WITHOUT LIMITATION, FINANCIAL INSTITUTIONS (EACH SUCH TRANSFEREE, ASSIGNEE OR PURCHASER, A “TRANSFEREE”). In such case, the Transferee shall have all of the rights and benefits with respect to the portion of such Guaranteed Obligations, any Note, this Guaranty, the Collateral and the Loan Documents held by it as fully as if such Transferee were the original holder thereof (including without limitation rights of set-off and recoupment), and shall become vested with all of the powers and rights given to Lender hereunder with respect thereto, and shall be deemed to be a “Lender” for all purposes hereunder, the predecessor Lender shall thereafter be forever released and fully discharged from any liability or responsibility hereunder with respect to the rights and interests so assigned, and either Lender or any Transferee may be designated as the sole agent to manage the transactions and obligations contemplated herein. Notwithstanding any other provision of this Guaranty or any other Loan Document, Lender may disclose to any Transferee all information, and may furnish to such Transferee copies of reports, financial statements, certificates, and documents obtained under any provision of this Guaranty or any Loan Document.

14. Guarantor hereby agrees to take or cause to be taken such further actions, to obtain such consents and approvals and to duly execute, deliver and file or cause to be executed, delivered and filed such further agreements, assignments, instructions, documents and instruments as may be necessary or as may be reasonably requested by Lender in order to fully effectuate the purposes, terms and conditions of this Guaranty and the consummation of the transactions contemplated hereby and performance and payment of the Guaranteed Obligations hereunder, whether before, at or after the performance and/or consummation of the transactions contemplated hereby or the occurrence of a Default or Event of Default under any Loan Document.

15. Notwithstanding and without limiting or being limited by any other provision of this Guaranty or the Loan Documents, Guarantor shall pay all costs and expenses incurred by Lender or any of its Affiliates, including, without limitation, documentation and diligence fees and expenses, all search, audit, appraisal, recording, professional and filing fees and expenses and all other out-of-pocket charges and expenses (including, without limitation, UCC and judgment and tax lien searches and UCC filings and fees for post-Closing UCC and judgment and tax lien searches), and reasonable attorneys’ fees and expenses, (a) in any effort to enforce this Guaranty or any other Loan Document and/or any related agreement, document or instrument or to effect collection hereunder or thereunder, (b) in connection with entering into, negotiating, preparing, reviewing and executing this Guaranty, any other Loan Document and all related agreements, documents and instruments, (c) arising in any way out of administration of the Guaranteed Obligations or the security interests or Liens created with respect thereto, including without limitation, any wire transfer fees or audit expenses or filing or recordation fees, (d) in connection with instituting, maintaining, preserving and enforcing Lender’s rights hereunder and/or all related agreements, documents and instruments, (e) in defending or prosecuting any actions, claims or proceedings arising out of or relating to this Guaranty, and/or any related agreement, document or instrument, (f) in seeking or receiving any advice with respect to its rights and obligations under this Guaranty, any other Loan Document and/or all related agreements, documents and instruments, and/or (g) in connection with any modification, amendment, supplement, waiver or extension of this Guaranty, any other Loan Document and/or any related agreement, document or instrument, and all of the same shall be part of the Guaranteed Obligations. If Lender or any of its Affiliates uses in-house counsel for any of the purposes set forth above or any other purposes under this Guaranty for which Guarantor is responsible to pay or indemnify, Guarantor expressly agrees that its Guaranteed Obligations include reasonable charges for such work performed.

16. Any notice or request under this Agreement shall be given to Lender or Guarantor, as applicable at the address below, or at such other address as such party may hereafter specify in a notice given in the manner required under this Section 16. Any notice or request hereunder shall be given in writing and given only by and shall be deemed to have been received upon (each a “Receipt”): (i) registered or certified mail, return receipt requested, on the date on which such is received as indicated in such return receipt, (ii) delivery by a nationally recognized overnight courier, one Business Day after deposit with such courier, or (iii) facsimile transmission or e-mail, upon sender's receipt of confirmation of proper transmission, followed by delivery by one of the other means identified in (i) or (ii); provided, however, that if any notice is tendered to an addressee and delivery thereof is refused by such addressee, such notice shall be effective upon such tender unless expressly set forth in such notice.

If to Lender: Congressional Bank
6701 Democracy Boulevard, Suite 400
Bethesda, Maryland 20817
Attention: Amy Heller

With a copy to: Gutnicki LLP
4711 Golf Road, Suite 200
Skokie, Illinois 60076
Attn: Stacy J Flanigan, Esq. Facsimile: 847-933-9285

Email: sflanigan@gutnicki.com

If to Guarantor: AdCare Health Systems, Inc.
454 Satellite Boulevard, Suite 100
Suwanee, Georgia 30024
Attn: Allan Rimland
Facsimile: (678) 869-5123
Email: Allan.Rimland@adcarehealth.com

With a Copy to: Reicker, Pfau, Pyle & McRoy, LLP
1421 State Street, Suite B Santa Barbara, CA 93101
Attn: Andrew D. Simons
Phone: (805) 966-2440
Facsimile: (805) 966-3320
Email: asimons@rppmh.com

17. Guarantor hereby agrees and acknowledges that no course of action or delay, renewal or extension of this Guaranty or any rights or obligations hereunder, release of any other guarantor of the Obligations or any of the foregoing, or delay, failure or omission on Lender’s part in enforcing this Guaranty, or any other Loan Document or in exercising any right, remedy, option or power hereunder or thereunder shall affect the liability of Guarantor or operate as a waiver of such or of any other right, remedy, power or option or of any default, nor shall any single or partial exercise of any right, remedy, option or power hereunder or thereunder affect the liability of Guarantor or preclude any other or further exercise of such or any other right, remedy, power or option. No waiver by Lender of any one or more defaults by Guarantor in the performance of any of the provisions of this Guaranty shall operate or be construed as a waiver of any future default or defaults, whether of a like or different nature. Notwithstanding any other provision of this Guaranty or any other Loan Document, by completing the Closing or by making Advances, Lender does not waive a breach of any representation or warranty of Guarantor under this Guaranty or under any other Loan Document, and all of Lender’s claims and rights resulting from any breach or misrepresentation by Guarantor are specifically reserved by Lender.

18. If any term or provision of this Guaranty is adjudicated to be invalid under applicable laws or regulations, such provision shall be inapplicable to the extent of such invalidity or unenforceability without affecting the validity or enforceability of, the remainder of this Guaranty which shall be given effect so far as possible.

19. It is the express intention and agreement of the Guarantor that all obligations, covenants, agreements, representations, warranties, waivers and indemnities made by Guarantor herein shall survive the execution, delivery and termination of this Guaranty until all Guaranteed Obligations are performed in full and indefeasibly paid in full in cash and the Loan Agreement is terminated.

20. Lender shall have the right in its sole discretion to determine which rights, powers, Liens, security interests or remedies Lender may at any time pursue, relinquish, subordinate or modify or to take any other action with respect thereto and such determination will not in any way modify or affect any of Lender’s rights, powers, Liens, security interests or remedies hereunder or under any of the Loan Documents, under applicable law or at equity. The enumeration of the rights and remedies herein is not intended to be exhaustive. The rights and remedies of Lender described herein are cumulative and are not alternative to or exclusive of any other rights or remedies which Lender otherwise may have by contract or at law or in equity, and the partial or complete exercise of any right or remedy shall not preclude any other further exercise of such or any other right or remedy. Nothing herein shall be deemed to limit the right of Lender to obtain an order of prejudgment attachment against any Guarantor, whether or not Lender shall have exercised any other rights or remedies with respect to any Collateral.

21. This Guaranty shall be effective on the date hereof and shall continue in full force and effect until the full performance and indefeasible payment in full in cash of all Guaranteed Obligations and termination of this Guaranty and the Loan Documents, all in accordance with the Loan Agreement, and the rights and powers granted to Lender hereunder shall continue in full force and effect notwithstanding the termination of this Guaranty or fact that Borrowers’ borrowings under the Loan Agreement may from time to time be temporarily in a zero or credit position until all of the Guaranteed Obligations have been indefeasibly paid in full in cash and performed and satisfied in full. Guarantor waives any rights which it may have under the UCC or otherwise to demand the filing of termination statements with respect to the Collateral, and Lender shall not be required to send such termination statements to Guarantor, or to file them with any filing office, unless and until this Guaranty and the Loan Agreement shall have been terminated in accordance with their respective terms and all Guaranteed Obligations shall have been performed in full and indefeasibly paid in full in cash.

22. Notwithstanding the foregoing, or any other provision of this Guaranty to the contrary:

(A) Notwithstanding anything hereinabove set forth to the contrary, the Guaranteed Obligations of the Guarantor under this Guaranty shall terminate with respect to the Guarantor, and the Guarantor shall be released from any liability with respect to the Guaranteed Obligations, upon the later of (i) eighteen (18) months after the Closing Date; or (ii) the date upon which trailing twelve (12) month Fixed Charge Coverage Ratio (as defined in the Loan Agreement) is greater than or equal to 1.10:1.0 (the “Burn-Off”). Pursuant to the terms of this paragraph, this Guaranty shall terminate and the Guarantors shall be released from any liability only with respect to the Guaranteed Obligations, after the Burn Off.

23. Governing Law

(A) THIS GUARANTY AND THE LOAN DOCUMENTS SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF MARYLAND WITHOUT GIVING EFFECT TO ITS CHOICE OF LAW PROVISIONS THAT WOULD RESULT IN THE APPLICATION OF THE LAWS OF A DIFFERENT JURISDICTION.

(B) EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF MONTGOMERY COUNTY CIRCUIT COURT SITTING IN ROCKVILLE, MARYLAND AND OF THE UNITED STATES DISTRICT COURT OF MARYLAND AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH MARYLAND STATE OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS GUARANTY SHALL AFFECT ANY RIGHT THAT LENDER OR ANY SECURED PARTY MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AGAINST BORROWERS OR ANY LOAN PARTY OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

(C) GUARANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT IT MAY LEGALLY AND EFFECTIVELY DO SO, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT IN ANY COURT REFERRED TO IN PARAGRAPH (A) OF THIS SECTION 23. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

(D) EACH OF THE PARTIES HERETO WAIVES PERSONAL SERVICE OF PROCESS AND AGREEMENT IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 16 HEREOF. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY TO THIS AGREEMENT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

24. This Guaranty may be executed in one or more counterparts, all of which taken together shall constitute one and the same instrument. This Guaranty may be executed by facsimile transmission or PDF, which facsimile signatures and PDF shall be considered original executed counterparts for purposes of this Guaranty, and Guarantor agrees that it will be bound by its own facsimile or PDF signature and that it accepts the facsimile or PDF signature of each other party to this Guaranty.

25. Notwithstanding and without limiting any other provision of this Guaranty or any Loan Document, Guarantor shall indemnify Lender and its Affiliates and its and their respective managers, members, officers, employees, Affiliates, agents, representatives, accountants, successors, assigns and attorneys and their respective Affiliates (collectively, the “Indemnified Persons”) from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses and disbursements of any kind or nature whatsoever (including, without limitation, in-house documentation and diligence fees and legal expenses and reasonable fees and disbursements of counsel) which may be imposed on, incurred by or asserted against Lender or any other Indemnified Person with respect to or arising out of any aspect of, or in any litigation, proceeding or investigation instituted or conducted by any Governmental Authority or any other Person with respect to, or any transaction contemplated by or referred to in, or any matter related to or any aspect of, this Guaranty or any of the Guaranteed Obligations or any of the Loan Documents or any agreement or document contemplated hereby or thereby, whether or not Lender or such Indemnified Person is a party thereto, except to the extent that any of the foregoing results directly from the gross negligence or willful misconduct of Lender or such Indemnified Person. Lender agrees to give Guarantor reasonable notice of any event of which Lender becomes aware for which indemnification may be required under this Section 25, and Lender may elect (but is not obligated) to direct the defense thereof, provided that the selection of counsel shall be subject to Guarantor’s consent, which consent shall not be unreasonably withheld or delayed. Lender and any other Indemnified Person may, in its reasonable discretion, take such actions as it deems necessary and appropriate to investigate, defend or settle any event or take other remedial or corrective actions with respect thereto as may be necessary for the protection of Lender or any of the other Indemnified Persons, its or their interest or the Collateral generally If any Indemnified Person uses in-house counsel for any of the purposes set forth above or any other purposes under this Guaranty for which Guarantor is responsible to pay or indemnify, Guarantor expressly agrees that its indemnification obligations include reasonable charges for such work performed.

26. GUARANTOR HEREBY EXPRESSLY, KNOWINGLY AND VOLUNTARILY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION ARISING UNDER THIS GUARANTY OR ANY OTHER LOAN DOCUMENT OR ANY RELATED

AGREEMENT OR IN ANY WAY CONNECTED WITH OR INCIDENTAL TO THE DEALINGS OF THE PARTIES WITH RESPECT TO THIS GUARANTY OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED THEREBY, WHETHER NOW EXISTING OR HEREAFTER ARISING, AND GUARANTOR HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY GUARANTOR OR LENDER MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 27 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF SUCH GUARANTOR TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY.

27. This Guaranty and the other Loan Documents to which Guarantor is a party constitute the entire agreement between Guarantor and Lender with respect to the subject matter hereof and thereof, and supersede all prior agreements and understandings, if any, relating to the subject matter hereof or thereof. Neither this Guaranty nor any provision hereof may be changed, modified, amended, restated, waived, supplemented, canceled or terminated other than by an agreement in writing signed by Lender and Guarantor. Guarantor acknowledges that Guarantor has been advised by counsel in connection with the negotiation and execution of this Guaranty and the other Loan Documents to which he is a party and is not relying upon oral representations or statements inconsistent with the terms and/or provisions of this Guaranty or such documents. Any waiver of this Guaranty by Lender shall be limited solely to the express terms and provisions of such waiver.

28. This Guaranty is not intended to benefit or confer any rights upon Borrowers or upon any third party other than Lender, who is an intended beneficiary hereof and for whose benefit this Guaranty is explicitly made.

29. In addition to any other rights Lender may have hereunder or under any of the Loan Documents or under applicable law or at equity consistent with the terms hereof, upon the occurrence and continuation of any Event of Default, Lender shall have the right to apply any property of Guarantor held by Lender to reduce the Guaranteed Obligations. In addition to and consistent with the provisions set forth in this Guaranty and the other Loan Documents, Lender shall have the right to exercise any and all other rights, options and remedies provided for herein or in any other Loan Document, under the UCC or at law or in equity generally, including, without limitation, the right (a) to foreclose its security interests and Liens, (b) to realize upon or to take possession of or sell any of the Collateral with or without judicial process (other than Collateral consisting of Accounts owed or owing by Medicaid/Medicare Account Debtors absent a court order or compliance with applicable law), and (c) to exercise such rights and powers with respect to the Collateral as Guarantor might exercise (other than with respect to Collateral consisting of Accounts owed or owing by Medicaid/Medicare Account Debtors absent a court order or compliance with applicable law).

30. Lender shall have no responsibility for or obligation or duty with respect to all or any part of the Collateral or any matter or proceeding arising out of or relating thereto or to this Guaranty, including without limitation, any obligation or duty to collect any sums due in respect thereof or to protect or preserve any rights pertaining thereto. Guarantor hereby waives any and all defenses and counterclaims it may have or could interpose in any action or procedure brought by Lender to obtain an order of court recognizing the assignment or security interests and Liens of Lender in and to the Collateral.

31. Guarantor agrees (a) to treat this Guaranty and all other Loan Documents and all provisions thereof confidentially and not to transmit any copy hereof or thereof or disclose the contents hereof or thereof, in whole or in part, to any Person (including, without limitation, any financial institution or intermediary) without Lender’s prior written consent, other than to Guarantor’s advisors and officers on a need-to-know basis, (b) that Guarantor shall inform all such Persons who receive information concerning this Guaranty or any of the Loan Documents of the confidential nature hereof and thereof and shall direct them to treat the same confidentially and not to disclose it to any other Person, and (c) that each of them shall agree to be bound by these provisions. Lender shall have the right to review and approve all materials that Guarantor prepares that contain Lender’s name or describe or refer to this Guaranty or any Loan Document or any of the terms hereof or thereof or any of the transactions contemplated hereby or thereby. Notwithstanding any other provision of this Guaranty or any Loan Document, Guarantor shall not, and shall not permit any of its Subsidiaries to, use Lender’s name (or the name of any of Lender’s Affiliates) in connection with any of its business operations. Nothing contained in this Guaranty or in any of the other Loan Documents is intended to permit or authorize Guarantor to make any contract on behalf of Lender.

32. Upon the exercise by Lender or any of its Affiliates of any right or remedy under this Guaranty or any other Loan Document that requires any consent, approval or registration with, or consent, qualification or authorization by, any Governmental Authority, Guarantor will execute and deliver, or will cause the execution and delivery of, all applications, certificates, instruments and other documents that Lender may be required to obtain for such governmental consent, approval, registration, qualification or authorization.

33. In addition to and notwithstanding any other provision of this Guaranty or any other Loan Document, Lender, in its sole discretion, shall have the right, at any time that Guarantor fails to do so, without prior notice to Guarantor, to (i) obtain insurance covering any of the Collateral as and to the extent required under the Loan Agreement; (ii) pay for the performance of any of the Guarantor’s obligations hereunder following notice and failure to pay; (iii) discharge taxes, liens, security interests, or other encumbrances at any time levied or placed on any of the Collateral in violation of this Guaranty unless Guarantor is in good faith with due diligence by appropriate proceedings contesting those items; and (iv) pay for the maintenance and preservation of any of the Collateral. Such expenses and advances shall be added to the Guaranteed Obligations until reimbursed to Lender and shall be secured by the Collateral. Any such payments and advances by Lender shall not be construed as a waiver by Lender of an Event of Default or any other rights, remedies or powers of Lender hereunder, or under any other Loan Document or otherwise.

34. Unless expressly provided herein to the contrary, Guarantor agrees that any approval, consent, waiver or satisfaction of Lender with respect to any matter that is subject of this Guaranty or the other Loan Documents may be granted or withheld by Lender in its sole and absolute discretion.

35. Notwithstanding any other provision of this Guaranty or any other Loan Document, Guarantor voluntarily, knowingly, unconditionally and irrevocably, with specific and express intent, for and on behalf of itself and its Affiliates and its and their respective heirs, managers, members, directors, officers, employees, shareholders, Affiliates, agents, representatives, accountants, attorneys, successors and assigns and their respective Affiliates (collectively, the “Releasing Parties”) hereby does fully and completely release and forever discharge the Indemnified Parties and any other Person, business or insurer which may be responsible or liable for the acts or omissions of any of the Indemnified Parties, or who may be liable for the injury or damage resulting therefrom (collectively, with the Indemnified Parties, the “Released Parties”), of and from any and all actions, causes of action, damages, claims, obligations, liabilities, costs, expenses and demands of any kind whatsoever, at law or in equity or otherwise, whether matured or unmatured, vested or contingent, whether or not resulting from acts or conduct of any or all of them, that the Releasing Parties or any of them have against the Released Parties or any of them (whether directly or indirectly) at any time and as of the date each Advance is made or requested hereunder or any other financial accommodation is made or extended to Borrowers or Guarantor hereunder or under any Loan Document, except to the extent that any of the foregoing arises out of the gross negligence or willful misconduct of any Released Party. Guarantor acknowledges that the foregoing release is a material inducement to Lender’s decision to extend to Borrowers and Guarantor the financial accommodations hereunder and under the Loan Documents and has been relied upon by Lender in agreeing to make the Loan and in making each Advance.

36. In any litigation, arbitration or other dispute resolution proceeding relating to this Guaranty or to any of the other Loan Documents, Guarantor waives any and all defenses, objections and counterclaims it may have or could interpose with respect to any director, officer, employee or agent of Guarantor and/or its and their Affiliates being deemed to be employees or managing agents of Guarantor for purposes of all applicable law or court rules regarding the production of witnesses by notice for testimony (whether in a deposition, at trial or otherwise). Guarantor waives any and all defenses, objections and counterclaims it may have or could interpose with respect to Lender’s counsel in any such dispute resolution proceeding examining any such individuals as if under cross-examination and using any discovery deposition of any of them in that proceeding as if it were an evidence deposition. Guarantor waives any and all defenses, objections and counterclaims it may have or could interpose with respect to it using all commercially reasonable efforts to produce in any such dispute resolution proceeding, at the time and in the manner requested by Lender, all Persons, documents (whether in tangible, electronic or other form) and/or other things under its control and relating to the dispute in any jurisdiction that recognizes that (or any similar) distinction. Nothing in this section shall be deemed to waive any right of privilege under applicable law.

[SIGNATURES APPEARS ON THE FOLLOWING PAGE]

IN WITNESS WHEREOF, Guarantor has executed this Guaranty as of the day and year first above written.

GUARANTOR:

/s/ Allan Rimland
President

ADCARE HEALTH SYSTEMS, INC., a Georgia corporation

Guaranty
AdCare Health Systems, Inc.
Signature Page

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